                                                                     [LOGO HERE]


                                  [PHOTO HERE]


                              semi-annual report

                        The Strong

                       A G G R E S S I V E  G R O W T H

                                              Funds



The Strong Enterprise Fund

The Strong Growth 20 Fund

The Strong Small Cap Value Fund

The Strong U.S. Emerging Growth Fund


Semi-Annual Report . June 30, 2000

                           Letter from the Chairman



Dear Strong Investor,

The United States' economic miracle continues to set records for longevity. Today, we enjoy a near-perfect economy. How in the world did we get here?

In the days of our grandparents and great-grandparents, the railroad helped drive the Industrial Revolution. Nearly every aspect of the Industrial Revolution directly impacted and improved people's lives. Today, the technological revolution is similarly impacting our lives. We feel its presence every time we dial a cell phone, pull out a PalmPilot, boot up a computer, and punch "play" on the CD player in the dashboard of our computer-programmed cars. Technology is our constant companion.

Aside from those tangible ways in which we employ technology each and every day, ongoing technological developments affect us in another, less obvious way. The technology revolution is enhancing worker productivity, enabling the economy to grow faster than ever before without the drag of inflation. This allows real wages to rise faster than in previous periods of expansion, raising nearly everyone's standard of living.

The phenomenal economic growth and wealth creation that we have experienced has powered the financial markets to ever-higher levels in recent years. As long as this favorable economic environment prevails--and assuming that there isn't a negative policy change or an economic "accident" to derail it--our economy should continue to expand. Hopefully, the financial markets will continue to reflect that.

Despite the good times, we should never forget that the financial markets are in control and that they are a discounting mechanism, continually peering into the future. In fact, many experienced investors believe that certain sectors of the financial markets are currently priced to perfection and any little hiccup could cause a significant correction.

The U.S. Federal Reserve Board has increased interest rates six times during the last 18 months in an attempt to slow the economy. Many central banks around the world have been making a concerted effort to slow their economies. If one or more of these economies should slow, it may be reflected in the tone of our economy and financial markets as well. If that happens, 2000 could be the first time in many years that investors earn a negative return on their stock investments. It will be a new--and unpleasant--experience for investors who know only the unbridled bull markets of the 1990s.

Financial markets are cyclical. A market correction, though painful, is as natural as breathing. Financial volatility can significantly derail an investment program, especially if that program is not carefully planned. At Strong, we pride ourselves on helping our investors invest wisely and with purpose. We advise you to establish a clear set of goals, a plan to reach them, and a program of constant monitoring to make certain you are heading in the right direction.

                                                     /s/ Dick

                      The Strong Aggressive Growth Funds

                                   ---------

                      SEMI-ANNUAL REPORT . JUNE 30, 2000

                               Table of Contents

Investment Reviews

   The Strong Enterprise Fund..........................................  2

   The Strong Growth 20 Fund...........................................  4

   The Strong Small Cap Value Fund.....................................  6

   The Strong U.S. Emerging Growth Fund................................  8


Financial Information

   Schedules of Investments in Securities

        The Strong Enterprise Fund..................................... 10

        The Strong Growth 20 Fund...................................... 10

        The Strong Small Cap Value Fund................................ 11

        The Strong U.S. Emerging Growth Fund........................... 14

   Statements of Assets and Liabilities................................ 16

   Statements of Operations............................................ 18

   Statements of Changes in Net Assets................................. 20

   Notes to Financial Statements....................................... 21


Financial Highlights................................................... 25

                          THE STRONG ENTERPRISE FUND
                          --------------------------

Fund highlights

 . This spring's steep correction erased the Fund's gains from early in the year and reminded us that high-growth companies can be volatile, but it also created an opportunity to increase our investments in exciting investment themes, including genomics and business-to-business software.

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                 As of 6-30-00

                                INVESTOR CLASS
                                --------------

                              1-year        94.76%

                     Since Inception       122.01%
                        (on 9-30-98)

                               ADVISOR CLASS /1/
                               ----------------

                              1-year        94.54%

                     Since Inception       121.64
                        (on 9-30-98)

Please keep in mind that triple-digit and high double-digit returns were primarily achieved during favorable market conditions, especially within the technology sector, and cannot be sustained. Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

                                 FIVE LARGEST
                                STOCK HOLDINGS

                                 As of 6-30-00

                   Security                 % of Net Assets

                   PE Corporation -
                   Celera Genomics Group               5.1%

                   Commerce One, Inc.                  3.8%

                   New Era of Networks, Inc.           3.6%

                   National Semiconductor Corp.        3.5%

                   USinternetworking, Inc.             3.2%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Perspectives from the Manager

/s/ Drew Cupps

Drew Cupps
Portfolio Manager

--------------------------------------------------------------------------------

The volatility experienced in the first half of 2000 is an example of why we encourage investors to maintain a long-term investment horizon. Although these periods of market turmoil can hurt returns in the short term, they can also create opportunities for the long term. Our research team works hard to identify the changes taking place in the economy so that when stock market conditions stabilize again, the Fund is positioned in the most timely companies and investment themes.

One compelling investment opportunity that the recent correction presented to us was a return to our genomics investment theme. Genomics is the study of the genetic code of humans, animals, and plants. Over the past several months, we made investments in Celera Genomics, Human Genome Sciences, and Affymetrix. Each of these companies is a leader in an aspect of the genomics industry. Celera Genomics holds a particularly powerful position and is new to our genomics investment theme. Celera's competitive advantage is that it owns one of the most powerful computational facilities in the world and employs many of the leading genetic scientists. We believe Celera will use these advantages to exploit substantial opportunities in the emerging genomics industry and have thus made it the Fund's largest position.

Another opportunity the spring volatility created was in business-to-business e-commerce stocks. Our investment team has spent substantial research time with both public and private business-to-business

--------------------------------------------------------------------------------
                          We believe that virtually

                        every large and small company

                           will need to do business

                        in electronic marketplaces and

                          directly over the Internet.
--------------------------------------------------------------------------------
/1/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

companies over the past year. We believe that virtually every large and small company will need to do business in electronic marketplaces and directly over the Internet. The software and services needed to put those electronic relationships in place are extremely complex, and the leading vendors of business-to-business software and services are experiencing incredible demand and growth. We added to our positions in several leading companies including Commerce One, VerticalNet, and FreeMarkets.

We believe that the next several months may continue to be volatile, but that interest rates may be near their peak if the economy doesn't accelerate further. We believe we see compelling opportunities in several groups of stocks, including the business-to-business e-commerce and genomics industries. Our team continues to work to uncover leading companies in new and rapidly growing industries as we strive to help our investors capitalize on growth opportunities in this rapidly changing world.

Thank you for your investment in the Strong Enterprise Fund. We appreciate the confidence you've placed in us.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 9-30-98 to 6-30-00

                                    [GRAPH]

             The Strong Enterprise Fund   S&P MidCap 400 Stock Index*      Lipper Multi-Cap
                                                                          Growth Funds Index*
 Sep 98              $10,000                       $10,000                     $10,000
 Dec 98              $14,743                       $12,819                     $12,541
 Mar 99              $17,254                       $12,001                     $13,337
 Jun 99              $20,731                       $13,700                     $14,334
 Sep 99              $24,776                       $12,549                     $13,791
 Dec 99              $42,436                       $14,706                     $18,355
 Mar 00              $48,126                       $16,572                     $20,991
 Jun 00              $40,378                       $16,026                     $19,713


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's MidCap 400 Stock Index ("S&P MidCap 400") and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor shares only; performance for other classes will vary due to differences in fee structures.

Your Fund's approach

The Strong Enterprise Fund seeks capital growth. It generally invests in stocks of small- and medium-capitalization companies, though it may invest in companies of any size. It focuses on companies that the manager believes are positioned for rapid growth of revenue and earnings. The Fund's manager strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, health-care services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio.

--------------------------------------------------------------------------------

Market highlights

 . The Federal Reserve raised interest rates during the period in response to the strong growth of the U.S. economy. Fears of an overheating economy and further interest-rate hikes weighed heavily on the market.

 . Demand for communications and Internet infrastructure continued to be the source of tremendous growth in the U.S. and internationally.

 . Revenue and earnings growth of technology companies were very impressive throughout the first half of 2000, but in many cases did not result in higher stock prices. The market grappled with valuations and the outlook for interest rates.

--------------------------------------------------------------------------------
*The S&P MidCap 400 Stock Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                           THE STRONG GROWTH 20 FUND
                           -------------------------

Fund highlights


 .    Networking, telecommunications, and retail stocks provided strong results for the Fund over the past six months.

 .    Among the biggest contributors to the Fund's performance were Juniper
     Networks, SDL Inc., JDS Uniphase, and Kohl's Department Stores.

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                  As of 6-30-00

                                 INVESTOR CLASS
                                 --------------

                         1-year             88.69%
                         3-year             52.76%
                Since Inception             52.76%
                    (on 6-30-97)

                                ADVISOR CLASS /1/
                                -----------------

                         1-year             88.37%
                         3-year             52.46%
                Since Inception             52.46%
                   (on 6-30-97)

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions, especially within the technology sector, and cannot be sustained. Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

                                  FIVE LARGEST
                                 STOCK HOLDINGS

                                  As of 6-30-00

            Security                   % of Net Assets

            Juniper Networks, Inc.           8.4%
            Kohl's Corporation               6.4%
            SDL, Inc.                        6.4%
            Cisco Systems, Inc.              6.3%
            Corning, Inc.                    5.7%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Perspectives from the Manager

/s/ Ronald C. Ognar

    Ronald C. Ognar
    Portfolio Manager

--------------------------------------------------------------------------------

Despite the volatility in the overall market this year, we continue to believe that the leaders of the new economy provide the best opportunities for long-term growth. These companies are delivering revolutionary products and services to garner market share, or in some cases, create whole new markets and industries. In doing so, we expect these firms to generate superior returns by sustaining superior earnings growth and returns on invested capital. Although most of these companies are in tech-related areas, we are also finding many attractive candidates in more pedestrian sectors of the market such as retail, media, energy, and financial services.

Two of our long-time holdings, JDS Uniphase and Kohl's Department Stores, were big winners for the Fund over the last six months. They are also both prime examples of the types of companies in which we like to invest. JDS Uniphase is the world leader in producing optical networking technologies for the telecommunications industry. Its products are essential to the growth of the Internet. Through unique innovations and timely acquisitions, JDS Uniphase has positioned itself as a key supplier to the companies battling for dominance in the Internet and telecommunications fields.

On the other hand, Kohl's Department Stores is in the low-tech business of providing brand name goods in a more convenient and inexpensive format. Kohl's is stealing significant market share from its older department store

--------------------------------------------------------------------------------

   Our market outlook for the remainder of the year is optimistic, given the apparent slowdown of the U.S. economy from its red-hot pace of the previous six months to a more moderate rate of growth.

--------------------------------------------------------------------------------

/1/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

competitors as it rolls out new stores across the United States. It may appear that the two companies have little in common, but in fact, the managements of both Kohl's and JDS Uniphase have consistently executed their well-defined business plans, and we expect them to do so in the future. Nearly every working day, we meet with companies in the hopes of unearthing another long-term growth leader on par with these two examples.

Our market outlook for the remainder of the year is optimistic, given the apparent slowdown of the U.S. economy from its red-hot pace of the previous six months to a more moderate rate of growth. Although the Federal Reserve appears to be close to ending its course of raising rates, we expect them to return to an aggressive stance should any real evidence of inflation emerge.

We thank you for investing in the Strong Growth 20 Fund. We are committed to applying our best efforts to help you pursue your financial goals.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 6-30-97 to 6-30-00

          The Strong Growth 20 Fund   S&P 500 Stock Index*    Lipper Large-Cap Growth Funds Index*
 Jun 97           $10,000                   $10,000                         $10,000
 Dec 97           $11,386                   $11,057                         $10,932
 Jun 98           $13,128                   $13,016                         $13,171
 Dec 98           $15,544                   $14,217                         $14,919
 Jun 99           $18,891                   $15,978                         $16,707
 Dec 99           $32,562                   $17,209                         $20,114
 Jun 00           $35,645                   $17,136                         $20,161

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

--------------------------------------------------------------------------------


Your Fund's approach

The Strong Growth 20 Fund seeks capital growth. It focuses on the stocks of 20 to 30 companies that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size. The Fund writes put and call options.

--------------------------------------------------------------------------------
Market highlights

 .    The gap between the returns of tech stocks and those of other growth companies began to close over the first six months of the year, particularly during the second quarter.

 .    The Federal Reserve's decision to hike short-term interest rates contributed to a volatile market in the first half of the year. Signs of continued strong growth in the coming months may trigger further tightening action.

 .    Despite the correction in Nasdaq issues, the relative valuations of new economy companies remain rich relative to the general market. These companies tend to have better long-term earnings growth prospects.

--------------------------------------------------------------------------------
*The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                        THE STRONG SMALL CAP VALUE FUND
                        -------------------------------

Fund highlights

 .    The Fund returned 16.70% for the first six months of 2000 versus 3.04% for its benchmark, the Russell 2000(R) Index./1/, *

 .    The best-performing sectors were energy- and healthcare- related biotechnology stocks. Our overweighting in energy stocks contributed to our excellent results for the first half of the year. Tech stocks were volatile, boosting returns in the first quarter but hurting them in the second.

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                               TOTAL RETURNS/1/

                                 As of 6-30-00

                         1-year       29.68%

                Since Inception       20.26%
                   (on 12-31-97)

Equity funds are volatile investments and should only be considered for long-term goals.

-------------------------------------------------------------------------------

                                 FIVE LARGEST
                                STOCK HOLDINGS

                                 As of 6-30-00

                Security                        % of Net Assets

                Patina Oil & Gas Corporation               3.1%

                Coherent, Inc.                             2.7%

                World Acceptance Corporation               2.2%

                Barbeques Galore, Ltd.
                Sponsored ADR                              2.2%

                Chicago Bridge & Iron                      2.1%
                Company NV

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Perspectives from the Manager


/s/ I. Charles Rinaldi

    I. Charles Rinaldi
    Portfolio Manager
--------------------------------------------------------------------------------

We're pleased to report strong results for the first half of 2000. We outperformed our benchmarks by a wide margin.

In the first half, we saw the beginnings of a return to market favor of value stocks. Investors have grown wary of cash-burning concept stocks and are paying more attention to companies that deliver bottom-line returns. That bodes well for value equities.

We continued to benefit from our energy holdings, as oil prices rose to more than $30 a barrel. The fundamentals for energy-related companies are very positive. We still believe that we are in the initial phases of a strong trend in energy-related company earnings and will continue to maintain an overweighted energy position.

Technology stocks can be unpredictable. Although our technology holdings helped our performance in 1999, they contributed to volatility during the first half of this year. Our response has been to take some profits and reduce our overall technology weighting. The result for the first half of this year was a net positive, with technology helping in the first quarter more than it hurt in the second.

Our bottom-up screening and research have uncovered improving fundamentals among property and casualty insurers and in financial services stocks. We also believe that the actions of the Federal Reserve and higher energy

                            ----------------------

                         Investors have grown wary of
                      cash-burning concept stocks and are
                      paying more attention to companies
                       that deliver bottom-line returns.
                      That bodes well for value equities.

                            ----------------------
________________________________________________________________________________

/1/ Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change and is not annualized.

prices will contribute to a stable interest-rate environment for the rest of the year. Although we are still underweighted in financial services, we have been steadily increasing our exposure to this sector.

For the remainder of the year, we expect less volatility, with the markets trading in a defined range that neither sets new highs nor breaks recent lows. It will take time for the markets to sort out the ramifications of the presidential election and the proposed policies of the candidates. If the Fed is successful in slowing down the growth rate of the economy, investors will likely start value shopping for growth.

Thank you for choosing the Strong Small Cap Value Fund to help you pursue your financial goals.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-97 to 6-30-00

                                    [GRAPH]

         The Strong Small Cap Value Fund    Russell 2000* Index*  Lipper Small-Cap Value Funds Index*
Dec 97              $10,000                       $10,000                       $10,000
Jun 98              $11,730                       $10,492                       $10,418
Dec 98              $10,610                       $ 9,745                       $ 9,328
Jun 99              $12,230                       $10,650                       $ 9,872
Dec 99              $13,590                       $11,816                       $ 9,505
Jun 00              $15,860                       $12,175                       $ 9,976

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Small-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Your Fund's approach

The Strong Small Cap Value Fund seeks capital growth. It invests at least 65% of its assets in stocks of small-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund defines "small-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell 2500(TM) Index at the time of investment. The manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic, or social environment. The Fund writes put and call options.

________________________________________________________________________________

Market highlights

 .    The year started out with a continuation of the strong fourth quarter of
     1999. However, we witnessed very high levels of volatility as the year progressed.

 .    The market reached a peak in early March, when the Federal Reserve raised interest rates for a fifth time in nine months. Continued strong economic data fueled further concerns about Fed tightening, driving equity investors to sell.

 .    The markets recovered somewhat in late May, as economic data began to indicate economic slowing. The Federal Reserve decided not to raise rates at its June meeting, and the markets responded with cautious optimism.

________________________________________________________________________________

*The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Small-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                     THE STRONG U.S. EMERGING GROWTH FUND
                     ------------------------------------

FUND highlights

 .    For the six months ended June 30, 2000, the Strong U.S. Emerging Growth
     Fund posted strong performance, with a return of 27.26%, while the Russell 2000(R) Index returned 3.04%./1/,*

 .    Our reliance on direct research paid off, as we were able to identify some excellent opportunities and add to our technology holdings at lower prices in late May, even as growth indexes were generally flat.

 .    The portfolio's sector weightings in such areas as technology and healthcare also benefited overall performance.
--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                               TOTAL RETURNS/1/

                                 As of 6-30-00

                                    1-year   105.25%
                           Since Inception    85.71%
                             (on 12-31-98)

Please keep in mind that triple-digit and high double-digit returns were primarily achieved during favorable market conditions, especially within the technology sector, and cannot be sustained. Equity funds are volatile investments and should only be considered for long-term goals.
--------------------------------------------------------------------------------
                                 FIVE LARGEST
                                STOCK HOLDINGS

                                 As of 6-30-00

            Security                          % of Net Assets

            Zygo Corporation                       4.3%
            Novoste Corporation                    4.1%
            Exchange Applications, Inc.            4.0%
            National-Oilwell, Inc.                 3.4%
            ATS Medical, Inc.                      3.4%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Perspectives from the Managers

/s/ Thomas L.Press                           /s/ Donald Longlet

    Thomas L.Press                               Donald Longlet
    Portfolio Co-manager                         Portfolio Co-manager

--------------------------------------------------------------------------------

The first half of 2000 was a very strong period for the Strong U.S. Emerging Growth Fund, on both a relative and absolute basis. Although the growth indexes were fairly flat over the past six months, our dedication to direct research allowed us to uncover some great investments. We remained focused on owning the highest-quality and fastest-growing companies in America, a strategy that certainly paid off in the first half of the year.

As we noted at the end of last year, we expected a rather sharp correction in technology and telecom stocks to occur this year. In the first quarter, however, the almost manic move upward in technology stocks continued. We took advantage of this strength and then substantially reduced our technology exposure in March and April.

When the tech correction finally occurred, it was violent and affected the entire technology group. During this period, we met with the managements of several hard-hit tech companies. The information we gathered gave us the confidence to add to our technology holdings at very attractive prices. By the end of June, these purchases had already benefited our overall performance.

Looking forward, we continue to be very positive on the small-cap growth sector of the stock market. We believe we are in the first year of the normal five-year cycle of outperformance of

                        ...we now believe that all the

                         ingredients are in place for

                            future outperformance.


________________________________________________________________________________
/1/ Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change and is not annualized.

small-cap versus large-cap stocks after five years of underperformance. As the economy shows signs of slowing down, our growth companies look even more attractive. Furthermore, after years of being flat to negative, new flows of investor money into the small-cap growth sector are very strong. Thus, we now believe that all the ingredients are in place for future outperformance.

We continue to seek out growth opportunities wherever our research takes us. With the technological revolution taking place in communications, we have substantial investments in such areas as wireless infrastructure, telecom equipment, and optics. Innovation in the healthcare sector shows tremendous promise--from new devices to treat chronic diseases like diabetes to new drugs for cancer. Healthcare is therefore an important focus of our portfolio. We have also found great growth stories from business services to new restaurant concepts. Last year, we met with more than 400 companies to select the 40 to 60 that appear in the portfolio.

We thank you for investing in the Strong U.S. Emerging Growth Fund. We appreciate the confidence you've shown us so far and look forward to working with you in the years to come.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-98 to 6-30-00

                 The Strong
                U.S. Emerging     Russell 2000(R) Index*        Lipper Small-Cap
                 Growth Fund                                  Growth Funds Index*
 Dec 98            $10,000               $10,000                    $10,000
 Mar 99            $12,080               $ 9,457                    $ 9,674
 Jun 99            $12,330               $10,928                    $11,053
 Sep 99            $13,000               $10,237                    $11,253
 Dec 99            $19,886               $12,125                    $16,116
 Mar 00            $24,038               $12,984                    $19,003
 Jun 00            $25,306               $12,493                    $17,985

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Small-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.


Your Fund's approach

The Strong U.S. Emerging Growth Fund seeks capital growth. It invests in stocks of companies that appear to have relatively strong long-term growth potential in revenues and profitability. The Fund generally invests in the stocks of small-capitalization companies, although the Fund can invest in stocks of any size. To identify these companies, the managers look for several characteristics, including strong revenue growth, high return on invested capital, overall financial strength, competitive advantages, reasonable current stock price, effective management, and competence in research, development, and marketing.

Market highlights

 .    The sharp correction in technology and telecommunications stocks we had anticipated finally occurred in April and May.

 .    Among the sectors performing well over the six months were oil services and healthcare. Oil services benefited from higher energy prices, while healthcare attracted investors wary of technology's extreme volatility.

* The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                                June 30, 2000 (Unaudited)
-----------------------------------------------------------------------------------------------
                                      STRONG ENTERPRISE FUND

                                                                       Shares or
                                                                       Principal       Value
                                                                        Amount        (Note 2)
----------------------------------------------------------------------------------------------
Common Stocks 92.7%
Banks - Money Center 1.0%
Bank of America Corporation                                             210,000   $  9,030,000

Computer - Manufacturers 5.1%
Compaq Computer Corporation                                             863,300     22,068,106
Palm, Inc. (b)                                                          740,400     24,710,850
                                                                                  ------------
                                                                                    46,778,956

Computer - Services 2.7%
Acxiom Corporation (b)                                                  565,000     15,396,250
Amdocs, Ltd. (b)                                                        123,200      9,455,600
                                                                                  ------------
                                                                                    24,851,850

Computer Software - Desktop 3.1%
Microsoft Corporation (b)                                               250,300     20,024,000
Red Hat, Inc. (b)                                                       313,400      8,481,387
                                                                                  ------------
                                                                                    28,505,387

Computer Software - Enterprise 12.4%
Informix Corporation (b)                                              1,718,300     12,779,856
Micromuse, Inc. (b)                                                      71,200     11,782,488
Natural Microsystems Corporation (b)                                    238,900     26,861,319
New Era of Networks, Inc. (b)                                           791,100     33,621,750
Rational Software Corporation (b)                                       310,300     28,838,506
                                                                                  ------------
                                                                                   113,883,919

Computer Software - Financial 0.5%
Intuit, Inc. (b)                                                        110,800      4,584,350

Electronics - Semiconductor Manufacturing 4.5%
Conexant Systems, Inc. (b)                                              188,100      9,146,362
National Semiconductor Corporation (b)                                  565,400     32,086,450
                                                                                  ------------
                                                                                    41,232,812

Financial Services - Miscellaneous 2.6%
CheckFree Holdings Corporation (b)                                      468,600     24,162,187

Internet - E*Commerce 7.1%
Critical Path, Inc. (b)                                                 335,800     19,581,338
DoubleClick, Inc. (b)                                                   694,500     26,477,813
Webvan Group, Inc. (b)                                                2,700,500     19,663,015
                                                                                  ------------
                                                                                    65,722,166

Internet - Internet Service Provider/Content 13.1%
America Online, Inc. (b)                                                301,800     15,919,950
Commerce One, Inc. (b)                                                  777,700     35,300,289
USinternetworking, Inc. (b)                                           1,458,825     29,814,736
VerticalNet, Inc. (b)                                                   623,900     23,045,306
Yahoo! Inc. (b)                                                         136,200     16,871,775
                                                                                  ------------
                                                                                   120,952,056

Internet - Network Security/Solutions 1.5%
SonicWALL, Inc. (b)                                                     158,000     13,913,875

Internet - Software 4.0%
BroadVision, Inc. (b)                                                   119,500      6,072,094
FreeMarkets, Inc. (b)                                                   132,000      6,261,750
Phone.com, Inc. (b)                                                      79,800      5,196,975
RealNetworks, Inc. (b)                                                  171,400      8,666,413
Vignette Corporation (b)                                                199,200     10,361,513
                                                                                  ------------
                                                                                    36,558,745

Media - Radio/TV 1.0%
Sirius Satellite Radio, Inc. (b)                                        215,200      9,536,050

Medical - Biomedical/Genetics 11.3%
Abgenix, Inc. (b)                                                        70,400      8,438,100
Biogen, Inc. (b)                                                        198,700     12,816,150
Cephalon, Inc. (b)                                                      301,400     18,046,325
Human Genome Sciences, Inc. (b)                                         134,400     17,925,600
PE Corporation - Celera Genomics Group (b)                              502,600     46,993,100
                                                                                  ------------
                                                                                   104,219,275


Medical - Health Maintenance Organizations  2.0%
UnitedHealth Group, Inc.                                                219,500     18,822,125

Medical - Hospitals 2.8%
Tenet Healthcare Corporation                                            964,700     26,046,900

Medical - Instruments 1.4%
Affymetrix, Inc. (b)                                                     78,100     12,896,262

Medical - Wholesale Drugs/Sundries 1.2%
Cardinal Health, Inc.                                                   146,400     10,833,600

Telecommunications - Equipment 13.9%
Digital Microwave Corporation (b)                                       440,600     16,797,875
Efficient Networks, Inc. (b)                                            321,100     23,620,919
Gilat Satellite Networks, Ltd. (b)                                      169,200     11,738,250
Lucent Technologies, Inc                                                397,300     23,540,025
Motorola, Inc.                                                          822,000     23,889,375
Netro Corporation (b)                                                   346,100     19,857,488
Terayon Communication Systems, Inc. (b)                                 128,700      8,266,964
                                                                                  ------------
                                                                                   127,710,896

Telecommunications - Services 1.5%
WinStar Communications, Inc. (b)                                        409,500     13,871,812
----------------------------------------------------------------------------------------------
Total Common Stocks (Cost $875,790,237)                                            854,113,223
----------------------------------------------------------------------------------------------
Short-Term Investments (a) 3.4%
Commercial Paper 0.5%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 6.27%                                        $  1,958,100      1,958,100
Wisconsin Electric Power Company, 6.31%                               2,462,000      2,462,000
                                                                                  ------------
                                                                                     4,420,100

Repurchase Agreements 2.9%
ABN-AMRO Inc. (Dated 6/30/00), 6.60%, Due
7/03/00 (Repurchase proceeds $27,114,905);
Collateralized by: U.S. Government &
Agency Issues (c)                                                     27,100,000    27,100,000
----------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $31,520,100)                                     31,520,100
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $907,310,337) 96.1%                          885,633,323
Other Assets and Liabilities, Net 3.9%                                              36,141,487
----------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                 $921,774,810
==============================================================================================

                             STRONG GROWTH 20 FUND

                                                                       Shares or
                                                                       Principal       Value
                                                                       Amount          (Note 2)
----------------------------------------------------------------------------------------------
Common Stocks 92.9%
Banks - Money Center 4.7%
Citigroup, Inc.                                                          550,000  $ 33,137,500

Commercial Services - Staffing 4.0%
Robert Half International, Inc. (b)                                    1,000,000    28,500,000

Computer - Local Networks 6.2%
Cisco Systems, Inc. (b)                                                  700,000    44,493,750

Computer - Memory Devices 0.4%
StorageNetworks, Inc. (b)                                                 32,700     2,951,175

Computer - Services 4.0%
Fiserv, Inc. (b)                                                         650,000    28,112,500

--------------------------------------------------------------------------------

                                                                      Shares or
                                                                      Principal     Value
                                                                       Amount      (Note 2)
---------------------------------------------------------------------------------------------
Computer Software - Enterprise 3.3%
Veritas Software Corporation (b)                                       210,000  $  23,733,281

Electronics - Semiconductor Equipment 1.7%
ASM Lithography Holding NV (b)                                         270,000     11,913,750

Electronics - Semiconductor Manufacturing 11.0%
Applied Micro Circuits Corporation (b) (e)                             150,000     14,812,500
Marvell Technology Group, Ltd.(b)                                        6,900        393,300
Micron Technology, Inc.(b)                                             200,000     17,612,500
SDL, Inc. (b)                                                          160,000     45,630,000
                                                                                -------------
                                                                                   78,448,300
Finance - Investment Brokers 3.2%
Morgan Stanley, Dean Witter & Company                                  270,000     22,477,500

Internet - Network Security/Solutions 8.4%
Juniper Networks, Inc. (b)                                             410,000     59,680,625

Leisure - Hotels & Motels 0.3%
Starwood Hotels & Resorts Worldwide, Inc.                               60,000      1,953,750

Medical - Biomedical/Genetics 3.9%
Millennium Pharmaceuticals, Inc. (b)                                   250,000     27,968,750

Medical - Ethical Drugs 5.1%
Pfizer, Inc.                                                           750,000     36,000,000

Oil & Gas - Drilling 4.8%
ENSCO International, Inc.                                              375,000     13,429,688
Nabors Industries, Inc. (b)                                            500,000     20,781,250
                                                                                -------------
                                                                                   34,210,938

Oil & Gas - United States Integrated 3.2%
Phillips Petroleum Company                                             450,000     22,809,375

Retail - Department Stores 6.4%
Kohl's Corporation (b)                                                 825,000     45,890,625

Retail - Drug Stores 2.7%
Walgreen Company                                                       595,000     19,151,562

Telecommunications - Equipment 19.6%
Corning, Inc.                                                          150,000     40,481,250
E-Tek Dynamics, Inc. (b)                                               145,000     38,252,812
JDS Uniphase Corporation (b)                                           250,000     29,968,750
Nortel Networks Corporation                                            450,000     30,712,500
                                                                                -------------
                                                                                  139,415,312
---------------------------------------------------------------------------------------------
Total Common Stocks (Cost $468,388,098)                                           660,848,693
---------------------------------------------------------------------------------------------

Short-Term Investments (a) 5.7%
Commercial Paper 0.0%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 6.27%                                       $        100            100
Wisconsin Electric Power Company, 6.31%                                210,000        210,000
                                                                                -------------
                                                                                      210,100

Repurchase Agreements 5.1%
ABN-AMRO Inc. (Dated 6/30/00), 6.60%,
 Due 7/03/00 (Repurchase proceeds $36,520,075);
 Collateralized by: U.S. Government & Agency
 Issues (c)                                                         36,500,000     36,500,000
----------------------------------------------------------------------------------------------
United States Government Issues 0.6%
United States Treasury Bills, Due 7/06/00                         $  4,200,000   $  4,198,249
----------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $40,908,109)                                    40,908,349
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $509,296,207) 98.6%                         701,757,042
Other Assets and Liabilities, Net 1.4%                                              9,888,065
----------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                $711,645,107
==============================================================================================

WRITTEN OPTIONS ACTIVITY
----------------------------------------------------------------------------------------------
                                                                      Contracts   Premiums
----------------------------------------------------------------------------------------------
Options outstanding at beginning of period                                  --             --
Options written during the period                                        7,000   $ 13,163,148
Options closed                                                          (6,500)   (12,266,463)
Options expired                                                             --             --
Options exercised                                                           --             --
                                                                        ------   ------------
Options outstanding at end of period                                       500   $    896,685
                                                                        ======   ============
Closed options resulted in a capital loss of $5,375,010.

WRITTEN OPTIONS DETAIL
----------------------------------------------------------------------------------------------
                                                                    Contracts
                                                                   (100 Shares       Value
                                                                  Per Contract)     (Note 2)
----------------------------------------------------------------------------------------------
Applied Micro Circuits Corporation
Calls: (Strike Price is $90.00. Expiration Date is 8/18/00.
Premium Received is $896,685)                                              500      ($968,750)

                          STRONG SMALL CAP VALUE FUND

                                                                      Shares or
                                                                      Principal       Value
                                                                       Amount        (Note 2)
------------------------------------------------------------------------------------------------
Common Stocks 86.2%
Agricultural Operations 1.0%
Fresh Del Monte Produce, Inc. (b)                                      200,000  $   1,375,000

Auto/Truck - Original Equipment 2.3%
Dura Automotive Systems, Inc. (b)                                       73,900        799,044
Jason, Inc. (b)                                                        168,000      1,617,000
Tower Automotive, Inc. (b)                                              66,000        825,000
                                                                                -------------
                                                                                    3,241,044

Banks - Southeast 1.2%
Hibernia Corporation Class A                                           151,600      1,648,650

Building - Cement/Concrete/Aggregate 0.3%
U.S. Concrete, Inc. (b)                                                 52,000        416,000

Building - Heavy Construction 3.1%
Chicago Bridge & Iron Company NV                                       200,000      2,937,500
Pitt-Des Moines, Inc.                                                   76,200      1,447,800
                                                                                -------------
                                                                                    4,385,300

Building - Maintenance & Services 1.8%
ABM Industries, Inc.                                                   109,500      2,518,500

Building - Paint & Allied Products 0.8%
H.B. Fuller Company (e)                                                 24,000      1,062,000

Building - Residential/Commercial 1.1%
Newmark Homes Corporation (b)                                          227,900      1,467,106

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                    STRONG SMALL CAP VALUE FUND (continued)

                                                     Shares or
                                                     Principal       Value
                                                      Amount        (Note 2)
--------------------------------------------------------------------------------
Chemicals - Plastics 0.8%
M.A. Hanna Company                                  125,000        $1,125,000

Chemicals - Specialty 0.7%
Minerals Technologies, Inc.                          20,700           952,200

Commercial Services - Advertising 1.2%
R.H. Donnelley Corporation (b) (e)                   87,300         1,691,437

Commercial Services - Miscellaneous 2.1%
Navigant Consulting, Inc. (b)                       168,000           714,000
Pegasus Solutions, Inc. (b)                         181,000         1,968,375
Sykes Enterprises, Inc. (b)                          15,000           193,125
                                                                   ----------
                                                                    2,875,500
Commercial Services - Security/Safety 1.8%
Armor Holdings, Inc. (b)                           136,000          1,768,000
The Wackenhut Corporation Class B                   84,500            792,187
                                                                   ----------
                                                                    2,560,187
Commercial Services - Staffing 1.6%
kforce.com, Inc. (b) (e)                           131,500            912,281
Modis Professional Services, Inc. (b) (e)          155,600          1,380,950
                                                                   ----------
                                                                    2,293,231
Computer - Graphics 0.5%
Evans & Sutherland Computer Corporation (b)        107,000            682,125

Computer - Integrated Systems 2.7%
Corsair Communications, Inc. (b) (e)                56,000          1,610,000
Policy Management Systems Corporation (b) (e)      138,000          2,121,750
                                                                   ----------
                                                                    3,731,750
Computer - Memory Devices 0.6%
Iomega Corporation (b)                             225,000            900,000

Computer - Optical Recognition 1.0%
UNOVA, Inc. (b)                                    191,200          1,398,150

Computer - Peripheral Equipment 0.7%
Splash Technology Holdings, Inc. (b)               128,000          1,008,000

Computer - Services 0.2%
Infocrossing, Inc. (b)                              17,300            326,538

Computer Software - Desktop 0.9%
Inprise Corporation (b)                            215,000          1,316,875

Computer Software - Enterprise 2.2%
JDA Software Group, Inc. (b) (e)                   100,000          1,918,750
Optika, Inc. (b)                                    83,500            501,000
Ross Systems, Inc. (b)                             467,000            627,531
                                                                   ----------
                                                                    3,047,281

Electrical - Equipment 1.1%
Encore Wire Corporation (b)                        181,300            974,488
A.O. Smith Corporation                              29,000            607,188
                                                                   ----------
                                                                    1,581,676

Electronics - Laser Systems/Components 3.7%
Coherent, Inc. (b) (e)                              45,000          3,774,375
Rofin-Sinar Technologies, Inc. (b)                 113,000          1,412,500
                                                                   ----------
                                                                    5,186,875

Electronics - Measuring Instruments 0.3%
IFR Systems, Inc. (b)                               85,000            425,000

Electronics - Parts Distributors 0.3%
Anixter International, Inc. (b)                      7,500            198,750
Bell Microproducts, Inc. (b) (e)                    10,000            183,750
                                                                   ----------
                                                                      382,500
Electronics - Semiconductor Equipment 1.1%
Silicon Valley Group, Inc. (b) (e)                  57,000         $1,474,875

Finance - Consumer/Commercial Loans 2.2%
World Acceptance Corporation (b)                   595,000          3,123,750

Food - Miscellaneous Preparation 0.4%
M&F Worldwide Corporation (b)                       90,100            506,812

Insurance - Property/Casualty/Title 1.5%
Mercury General Corporation (e)                     91,400          2,159,325

Machinery - General Industrial 0.4%
Tennant Company                                     15,000            562,500

Medical - Ethical Drugs 0.8%
Biovail Corporation International (b) (e)           20,000          1,108,750

Medical - Instruments 0.7%
Exactech, Inc. (b)                                   5,400             86,062
Protocol Systems, Inc. (b)                          18,100            288,469
Varian Medical Systems, Inc. (e)                    15,000            586,875
                                                                   ----------
                                                                      961,406

Medical - Nursing Homes 1.8%
Manor Care, Inc. (b)                               359,500          2,516,500

Medical - Products 1.4%
Allied Healthcare Products, Inc. (b)               123,800            417,825
Pall Corporation                                    82,100          1,518,850
                                                                   ----------
                                                                    1,936,675
Medical/Dental - Supplies 1.7%
Invacare Corporation                                24,000            630,000
Henry Schein, Inc. (b) (e)                         105,000          1,811,250
                                                                   ----------
                                                                    2,441,250
Metal Ores - Gold/Silver 2.0%
Apex Siver Mines, Ltd. (b)                         130,800          1,299,825
Glamis Gold, Ltd. (b)                              372,400            721,525
Goldcorp, Inc. Class A (b)                         100,000            718,750
                                                                   ----------
                                                                    2,740,100
Metal Processing & Fabrication 0.2%
Webco Industries, Inc. (b)                          91,600            280,525

Office - Equipment& Automation 0.6%
InFocus Corporation (b) (e)                         27,000            869,062

Oil & Gas - Drilling 3.8%
ENSCO International, Inc.                           55,000          1,969,688
Marine Drilling Companies, Inc. (b)                 70,000          1,960,000
R&B Falcon Corporation (b) (e)                      60,500          1,425,531
                                                                   ----------
                                                                    5,355,219
Oil & Gas - Field Services 5.8%
Global Industries, Ltd. (b) (e)                     80,000          1,510,000
Key Energy Services, Inc. (b)                      229,000          2,204,125
Oceaneering International, Inc. (b) (e)             93,100          1,768,900
Petroleum Geo-Services A/S Sponsored ADR (b)       112,500          1,919,531
Petroleum Helicopters, Inc.                         51,000            490,875
Petroleum Helicopters, Inc. (b)                     18,700            177,650
                                                                   ----------
                                                                    8,071,081
Oil & Gas - Machinery/Equipment 1.6%
Matrix Service Company (b) (d)                     491,000          2,270,875

--------------------------------------------------------------------------------
                    STRONG SMALL CAP VALUE FUND (continued)

                                                     Shares of
                                                     Principal     Value
                                                      Amount      (Note 2)
--------------------------------------------------------------------------------
Oil & Gas - United States Exploration &
  Production 10.0%
Greka Energy Corporation (b)                          55,000    $   501,875
HS Resources, Inc. (b)                                57,300      1,719,000
McMoRan Exploration Company (b)                       85,700      1,414,050
Meridian Resource Corporation (b)                    190,000      1,080,625
Newfield Exploration Company (b)                      10,000        391,250
Patina Oil & Gas Corporation                         205,500      4,264,125
Pure Resources, Inc. (b)                              73,139      1,307,360
Range Resources Corporation (b)                      576,000      1,800,000
Stone Energy Corporation (b) (e)                      25,200      1,505,700
                                                                -----------
                                                                 13,983,985

Paper & Paper Products 0.6%
Chesapeake Corporation (e)                            27,000        799,875

Pollution Control - Equipment 0.8%
Calgon Carbon Corporation                            142,000      1,100,500

Pollution Control - Services 1.9%
Newpark Resources, Inc. (b)                          275,000      2,595,313

Retail - Department Stores 1.1%
Shopko Stores, Inc. (b)                              102,800      1,580,550

Retail - Home Furnishings 0.1%
Heilig-Meyers Company (b)                            154,000        182,875

Retail - Miscellaneous/Diversified 3.3%
Barbeques Galore, Ltd. Sponsored ADR (b) (d)         344,500      3,100,500
Sharper Image Corporation (b)                        123,000      1,537,500
                                                                -----------
                                                                  4,638,000

Retail - Restaurants 0.5%
Sizzler International, Inc. (b)                      270,000        691,875

Retail/Wholesale - Auto Parts 0.9%
TBC Corporation (b)                                  273,000      1,262,625

Retail/Wholesale - Building Products 0.5%
Barnett, Inc. (b)                                     65,000        666,250

Steel - Producers 2.1%
Bethlehem Steel Corporation (b)                       47,700        169,931
The LTV Corporation                                  214,500        616,688
Roanoke Electric Steel Corporation                    53,500        668,750
WHX Corporation (b)                                  260,000      1,430,000
                                                                -----------
                                                                  2,885,369

Telecommunications - Equipment 0.3%
Glenayre Technologies, Inc. (b)                       46,000        485,875

Textile - Apparel Manufacturers 0.3%
Burlington Industries, Inc. (b)                      215,000        362,813

Transportation - Airline 0.7%
Linea Aerea Nacional Chile SA Sponsored ADR          125,000        906,250

Transportation - Rail 1.3%
Wisconsin Central Transportation Corporation (b)     136,000      1,768,000

Transportation - Truck 0.5%
Covenant Transport, Inc. Class A (b)                  83,700        669,600

Utility - Telephone 1.3%
Citizens Communications Company (b) (e)              102,000   $  1,759,500
--------------------------------------------------------------------------------
Total Common Stocks (Cost $106,486,624)                         120,315,885
--------------------------------------------------------------------------------
Short-Term Investments (a) 13.7%
Commercial Paper 1.5%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 6.27%                      $   661,200        661,200
Wisconsin Electric Power Company, 6.31%            1,430,100      1,430,100
                                                                -----------
                                                                  2,091,300

Repurchase Agreements 12.2%
ABN-AMRO Inc. (Dated 6/30/00), 6.60%,
  Due 7/03/00 (Repurchase proceeds $17,109,405);
  Collateralized by: U.S. Government & Agency
  Issues (c)                                      17,100,000     17,100,000
--------------------------------------------------------------------------------
  Total Short-Term Investments (Cost $19,191,300)                19,191,300
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost
    $125,677,924) 99.9%                                         139,507,185
Other Assets and Liabilities, Net 0.1%                              150,825
--------------------------------------------------------------------------------
Net Assets 100.0%                                              $139,658,010
================================================================================

WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                     Contracts   Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period             1,325    $   386,386
Options written during the period                     17,227      5,047,629
Options closed                                       (14,067)    (4,400,326)
Options expired                                       (1,125)      (202,144)
Options exercised                                       (155)       (19,307)
                                                     -------    -----------
Options outstanding at end of period                   3,205    $   812,238
                                                     =======    ===========

Closed, expired, and exercised options resulted in a capital loss of $663,906.

WRITTEN OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                          Contracts
                                                         (100 shares     Value
                                                         per contract)  (Note 2)
--------------------------------------------------------------------------------
Bell Microproducts, Inc.
Calls: (Strike Price is $17.50. Expiration Date is 7/21/00.
Premium Received is $8,704)                                    50      ($10,156)
Calls: (Strike Price is $17.50. Expiration Date is 9/15/00.
Premium Received is $11,412)                                   50       (17,812)

Biovail Corporation International
Calls: (Strike Price is $52.50. Expiration Date is 7/21/00.
Premium Received is $13,600)                                   50       (21,562)
Calls: (Strike Price is $55.00. Expiration Date is 7/21/00.
Premium Received is $20,324)                                  100       (23,125)

Chesapeake Corporation
Calls: (Strike Price is $25.00. Expiration Date is 8/18/00.
Premium Received is $47,638)                                  120       (60,750)
Calls: (Strike Price is $30.00. Expiration Date is 8/18/00.
Premium Received is $44,073)                                  100       (17,500)
Calls: (Strike Price is $35.00. Expiration Date is 8/18/00.
Premium Received is $6,100)                                    50        (2,813)

Citizens Communications Company
Calls: (Strike Price is $17.50. Expiration Date is 8/18/00.
Premium Received is $4,850)                                    50        (3,437)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)       June 30, 2000 (Unaudited)
---------------------------------------------------------------------------------------
                    STRONG SMALL CAP VALUE FUND (continued)
                                                              Contracts
                                                             (100 shares        Value
                                                             per contract)     (Note 2)
---------------------------------------------------------------------------------------
Coherent, Inc.
Calls: (Strike Price is $75.00. Expiration Date is 8/18/00.
Premium Received is $27,037)                                        50     ($   67,500)
Calls: (Strike Price is $80.00. Expiration Date is 8/18/00.
Premium Received is $19,224)                                        50         (52,500)
Calls: (Strike Price is $85.00. Expiration Date is 8/18/00.
Premium Received is $74,547)                                       150        (118,125)
Calls: (Strike Price is $90.00. Expiration Date is 8/18/00.
Premium Received is $14,849)                                        50         (28,750)
Calls: (Strike Price is $95.00. Expiration Date is 8/18/00.
Premium Received is $14,225)                                        50         (22,187)

Corsair Communications, Inc.
Calls: (Strike Price is $20.00. Expiration Date is 7/21/00.
Premium Received is $18,599)                                        50         (45,000)
Calls: (Strike Price is $22.50. Expiration Date is 7/21/00.
Premium Received is $14,100)                                        50         (34,375)
Calls: (Strike Price is $25.00. Expiration Date is 7/21/00.
Premium Received is $65,023)                                       200        (101,250)
Calls: (Strike Price is $30.00. Expiration Date is 7/21/00.
Premium Received is $24,549)                                       150         (36,563)
Calls: (Strike Price is $30.00. Expiration Date is 8/18/00.
Premium Received is $41,169)                                       110         (47,437)

H.B.Fuller Company
Calls: (Strike Price is $40.00. Expiration Date is 7/21/00.
Premium Received is $4,470)                                         10          (5,750)
Calls: (Strike Price is $45.00. Expiration Date is 7/21/00.
Premium Received is $1,970)                                         10          (1,812)
Calls: (Strike Price is $40.00. Expiration Date is 8/18/00.
Premium Received is $19,069)                                        60         (36,750)
Calls: (Strike Price is $45.00. Expiration Date is 8/18/00.
Premium Received is $35,574)                                       100         (26,250)

Global Industries, Ltd.
Calls: (Strike Price is $17.50. Expiration Date is 7/21/00.
Premium Received is $16,887)                                       100         (18,125)
Calls: (Strike Price is $17.50. Expiration Date is 8/18/00.
Premium Received is $28,218)                                       125         (32,031)
Calls: (Strike Price is $20.00. Expiration Date is 8/18/00.
Premium Received is $7,525)                                         75          (7,969)

InFocus Corporation
Calls: (Strike Price is $35.00. Expiration Date is 7/21/00.
Premium Received is $20,793)                                       100         (13,750)

JDA Software Group, Inc.
Calls: (Strike Price is $20.00. Expiration Date is 8/18/00.
Premium Received is $23,762)                                       100         (20,000)

kforce.com, Inc.
Calls: (Strike Price is $7.50. Expiration Date is 9/15/00.
Premium Received is $15,153)                                       100         (12,500)

Mercury General Corporation
Calls: (Strike Price is $25.00. Expiration Date is 8/18/00.
Premium Received is $6,350)                                         50          (2,813)

Modis Professional Services, Inc.
Calls: (Strike Price is $10.00. Expiration Date is 7/21/00.
Premium Received is $9,275)                                        100          (4,063)
Calls: (Strike Price is $12.50. Expiration Date is 7/21/00.
Premium Received is $12,350)                                       150          (1,875)

Oceaneering International, Inc.
Calls: (Strike Price is $20.00. Expiration Date is 8/18/00.
Premium Received is $7,037)                                         50     ($    5,625)

Policy Management Systems Corporation
Calls: (Strike Price is $12.50. Expiration Date is 8/18/00.
Premium Received is $1,480)                                         20          (5,750)

R&B Falcon Corporation
Calls: (Strike Price is $22.50. Expiration Date is 7/21/00.
Premium Received is $12,431)                                        75         (15,000)

R.H.Donnelley Corporation
Calls: (Strike Price is $17.50. Expiration Date is 8/18/00.
Premium Received is $8,100)                                         50         (10,938)

Henry Schein, Inc.
Calls: (Strike Price is $17.50. Expiration Date is 7/21/00.
Premium Received is $8,600)                                         50          (5,000)

Silicon Valley Group, Inc.
Calls: (Strike Price is $25.00. Expiration Date is 7/21/00.
Premium Received is $18,849)                                        50          (9,844)
Calls: (Strike Price is $30.00. Expiration Date is 7/21/00.
Premium Received is $6,725)                                         50          (1,406)
Calls: (Strike Price is $25.00. Expiration Date is 8/18/00.
Premium Received is $13,600)                                        50         (13,750)
Calls: (Strike Price is $25.00. Expiration Date is 9/15/00.
Premium Received is $16,724)                                        50         (16,875)

Stone Energy Corporation
Calls: (Strike Price is $60.00. Expiration Date is 7/21/00.
Premium Received is $22,974)                                        50          (8,438)

Varian Medical Systems, Inc.
Calls: (Strike Price is $45.00. Expiration Date is 7/21/00.
Premium Received is $17,199)                                       100          (5,000)
Calls: (Strike Price is $40.00. Expiration Date is 8/18/00.
Premium Received is $11,100)                                        50         (11,875)
                                                                 -----     -----------
                                                                 3,205     ($1,004,031)
                                                                 =====     ===========

--------------------------------------------------------------------------------

                       STRONG U.S. EMERGING GROWTH FUND

                                                               Shares or
                                                               Principal       Value
                                                                 Amount       (Note 2)
---------------------------------------------------------------------------------------
Common Stocks 97.7%
Commercial Services - Miscellaneous 1.1%
Diamond Technology Partners, Inc. (b)                           11,600      $1,020,800

Commercial Services - Schools 2.3%
ProsoftTraining.com (b)                                        129,000       2,168,812

Commercial Services - Security/Safety 2.1%
Macrovision Corporation (b)                                     31,500       2,013,539

Commercial Services - Staffing 3.1%
Hall, Kinion & Associates, Inc. (b)                             61,900       2,062,044
Robert Half International, Inc. (b)                             29,800         849,300
                                                                            ----------
                                                                             2,911,344

Computer - Local Networks 1.3%
Extreme Networks, Inc. (b)                                      11,700       1,234,350

Computer - Manufacturers 1.9%
Digital Lightwave, Inc. (b)                                     17,700       1,778,850
--------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                 STRONG U.S. EMERGING GROWTH FUND (continued)


                                                   Shares or
                                                   Principal    Value
                                                     Amount    (Note 2)
------------------------------------------------------------------------------
Computer - Services 1.3%
CSG Systems International, Inc. (b)                  21,900   $1,227,769

Computer Software - Enterprise 6.2%
Documentum, Inc. (b)                                 13,300    1,188,688
Exchange Applications, Inc. (b)                     140,200    3,732,825
National Computer Systems, Inc.                      18,400      906,200
                                                              ----------
                                                               5,827,713

Computer Software - Financial 1.4%
Advent Software, Inc. (b)                            20,700    1,335,150

Electronics - Measuring Instruments 4.3%
Zygo Corporation (b)                                 44,800    4,068,400

Electronics - Miscellaneous Components 2.5%
Sawtek, Inc. (b)                                     40,000    2,302,500

Electronics - Scientific Instruments 2.1%
Newport Corporation                                  18,300    1,964,962

Electronics - Semiconductor Equipment 2.2%
EMCORE Corporation (b)                               17,300    2,076,000

Electronics - Semiconductor Manufacturing 4.0%
Semtech Corporation (b)                              30,800    2,355,719
Transwitch Corporation (b)                           18,700    1,443,405
                                                              ----------
                                                               3,799,124

Electronics Products - Miscellaneous 4.2%
California Amplifier, Inc. (b)                       59,600    2,726,700
Proxim, Inc. (b)                                     12,900    1,276,697
                                                              ----------
                                                               4,003,397

Financial Services - Miscellaneous 1.9%
Investors Financial Services Corporation             22,700      900,906
NOVA Corporation (b)                                 33,000      921,938
                                                              ----------
                                                               1,822,844

Internet - Software 3.4%
Art Technology Group, Inc. (b)                       23,100    2,331,656
WebTrends Corporation (b)                            22,500      870,469
                                                              ----------
                                                               3,202,125

Medical - Biomedical/Genetics 4.0%
Neurocrine Biosciences, Inc. (b)                     58,800    2,091,075
Techne Corporation (b)                               12,800    1,664,000
                                                              ----------
                                                               3,755,075

Medical - Ethical Drugs 4.5%
CIMA Labs, Inc. (b)                                  50,200    1,016,550
DUSA Pharmaceuticals, Inc. (b)                       70,900    2,091,550
Pharmacyclics, Inc. (b)                              18,700    1,140,700
                                                              ----------
                                                               4,248,800

Medical - Instruments 5.0%
ArthroCare Corporation (b)                           16,800      894,600
Novoste Corporation (b)                              63,300    3,861,300
                                                              ----------
                                                               4,755,900

Medical - Products 8.2%
ATS Medical, Inc. (b)                               219,400    3,208,725
Cytyc Corporation (b)                                38,400    2,049,600
MiniMed, Inc. (b)                                     8,300      979,400
Zoll Medical Corporation (b)                         29,900    1,465,100
                                                              ----------
                                                               7,702,825

Oil & Gas - Machinery/Equipment 7.1%
Dril-Quip, Inc. (b)                                  33,500    1,566,125
Hanover Compressor Company (b)                       50,400    1,915,200
National-Oilwell, Inc. (b)                           98,200    3,228,325
                                                              ----------
                                                               6,709,650

Retail - Home Furnishings 1.0%
Cost Plus, Inc. (b)                                  34,500   $  989,719

Retail - Restaurants 4.1%
Buca, Inc. (b)                                       76,200    1,190,625
Krispy Kreme Doughnuts, Inc. (b)                     17,200    1,264,200
P.F. Chang's China Bistro, Inc. (b)                  43,000    1,373,312
                                                              ----------
                                                               3,828,137

Telecommunications - Equipment 16.3%
Advanced Fibre Communications, Inc. (b)              37,900    1,717,344
Anaren Microwave, Inc. (b)                           14,100    1,850,405
Celeritek, Inc. (b)                                  33,100    1,350,894
Copper Mountain Networks, Inc. (b)                   22,400    1,974,000
Digital Microwave Corporation (b)                    44,800    1,708,000
New Focus, Inc. (b)                                  10,300      845,888
Powerwave Technologies, Inc. (b)                     21,400      941,600
Tekelec (b)                                          53,900    2,597,306
Tollgrade Communications, Inc. (b)                   17,700    2,345,250
                                                              ----------
                                                              15,330,687

Transportation - Services 1.1%
C.H. Robinson Worldwide, Inc                         20,800    1,029,600

Transportation - Truck 1.1%
Forward Air Corporation (b)                          26,100    1,044,000
------------------------------------------------------------------------------
Total Common Stocks (Cost $66,490,506)                        92,152,072
------------------------------------------------------------------------------
Short-Term Investments (a) 4.2%
Commercial Paper 1.5%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 6.27%                       $ 900,800      900,800
Wisconsin Electric Power Company, 6.31%             475,700      475,700
                                                              ----------
                                                               1,376,500

Repurchase Agreements 2.7%
Barclays Capital, Inc. (Dated 6/30/00), 6.50%,
  Due 7/03/00 (Repurchase proceeds $2,601,408);
  Collateralized by: United States Treasury
  Bonds (c)                                       2,600,000    2,600,000
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $3,976,500)                 3,976,500
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Investments in Securites (Cost $70,467,006)
  101.9%                                                      96,128,572
Other Assets and Liabilites, Net(1.9%)                        (1,793,775)
------------------------------------------------------------------------------
Net Assets 100.0%                                            $94,334,797
==============================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c)  See Note 2(I) of Notes to Financial Statements.
(d)  Affiliated Issuer. (See Note 7 of Notes to Financial Statements.)
(e) All or a portion of these securities are held in conjunction with open written option contracts.

Percentages are stated as a percent of net assets.


                       See Notes to Financial Statements.                     15

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

                                                                          (In Thousands, Except as Noted)

                                                                         Strong Enterprise  Strong Growth 20
                                                                                 Fund             Fund
                                                                         -----------------  ----------------
Assets:
  Investments in Securities, at Value
    (Cost of $907,310 and $509,296, respectively)                            $     885,633    $     701,757
  Receivable for Securities Sold                                                    58,678           46,999
  Receivable for Fund Shares Sold                                                      264              733
  Dividends and Interest Receivable                                                    107               30
  Other Assets                                                                          19               14
                                                                             -------------    -------------
  Total Assets                                                                     944,701          749,533

Liabilities:
  Payable for Securities Purchased                                                  21,290           36,748
  Written Options, at Value (Premiums Received of $0 and
   $897, respectively)                                                                  --              969
  Payable for Fund Shares Redeemed                                                   1,453               50
  Accrued Operating Expenses and Other Liabilities                                     183              121
                                                                             -------------    -------------
  Total Liabilities                                                                 22,926           37,888
                                                                             -------------    -------------
Net Assets                                                                   $     921,775    $     711,645
                                                                             =============    =============

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                              $     850,066    $     473,706
  Accumulated Net Investment Loss                                                   (2,981)          (1,770)
  Undistributed Net Realized Gain                                                   96,367           47,320
  Net Unrealized Appreciation (Depreciation)                                       (21,677)         192,389
                                                                             -------------    -------------
  Net Assets                                                                 $     921,775    $     711,645
                                                                             =============    =============
Investor Class ($ and shares in full)
  Net Assets                                                                 $ 921,763,350    $ 711,603,549
  Capital Shares Outstanding (Unlimited Number Authorized)                      23,492,666       21,225,808

Net Asset Value Per Share                                                    $       39.24    $       33.53
                                                                             =============    =============

Advisor Class ($ and shares in full)
  Net Assets                                                                 $      11,460    $      41,558
  Capital Shares Outstanding (Unlimited Number Authorized)                             292            1,241

Net Asset Value Per Share                                                    $       39.21    $       33.49
                                                                             =============    =============

16                    See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

                                                                           (In Thousands, Except Per Share Amounts)

                                                                             Strong Small            Strong U.S.
                                                                              Cap Value               Emerging
                                                                                 Fund                Growth Fund
                                                                             ------------          -------------
Assets:
  Investments in Securities, at Value
    (Including Repurchase Agreements of $17,100 and $2,600, respectively)
    Unaffiliated Issuers (Cost of $120,931 and $70,467, respectively)          $ 134,135              $  96,129
    Affiliated Issuers (Cost of $4,747 and $0, respectively)                       5,372                   --
Receivable for Securities Sold                                                       886                   --
Receivable for Fund Shares Sold                                                      492                    321
Dividends and Interest Receivable                                                     23                     11
Other Assets                                                                           8                      1
                                                                             ------------          -------------
Total Assets                                                                     140,916                 96,462

Liabilities:
  Payable for Securities Purchased                                                   209                  2,097
  Written Options, at Value (Premiums Received of $812 and $0, respectively)       1,004                     --
  Accrued Operating Expenses and Other Liabilities                                    45                     30
                                                                             ------------          -------------
  Total Liabilities                                                                1,258                  2,127
                                                                             ------------          -------------
Net Assets                                                                     $ 139,658              $  94,335
                                                                             ============          =============

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                                $ 122,928              $  69,679
  Accumulated Net Investment Loss                                                    (28)                  (406)
  Accumulated Net Realized Gain (Loss)                                             3,121                   (600)
  Net Unrealized Appreciation                                                     13,637                 25,662
                                                                             ------------          -------------
Net Assets                                                                     $ 139,658              $  94,335
                                                                             ============          =============

Capital Shares Outstanding (Unlimited Number Authorized)                           8,807                  3,784

Net Asset Value Per Share                                                      $   15.86              $   24.93
                                                                             ============          =============

                       See Notes to Financial Statements.                     17

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2000 (Unaudited)

                                                                  (In Thousands)

                                                                Strong       Strong
                                                              Enterprise    Growth 20
                                                                 Fund          Fund
                                                              ----------    ---------
Income:
  Dividends                                                     $     667   $     347
  Interest                                                          2,310       1,963
                                                                ---------   ---------
  Total Income                                                      2,977       2,310

Expenses:
  Investment Advisory Fees                                          3,686       2,593
  Administrative Fees - Investor Class                                867         605
  Custodian Fees                                                       18          15
  Shareholder Servicing Costs - Investor Class                        938         576
  Transfer Agency Banking Charges - Investor Class                     31          15
  Reports to Shareholders - Investor Class                            277         177
  Other                                                               141          99
                                                                ---------   ---------
  Total Expenses                                                    5,958       4,080
                                                                ---------   ---------
Net Investment Loss                                                (2,981)     (1,770)
Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
   Investments                                                     89,049      41,616
   Futures Contracts and Options                                     (709)     (4,671)
                                                                ---------   ---------
   Net Realized Gain                                               88,340      36,945
  Net Change in Unrealized Appreciation/Depreciation on:
   Investments                                                   (214,327)      2,972
   Futures Contracts and Options                                      674         (99)
                                                                ---------   ---------
  Net Change in Unrealized Appreciation/Depreciation             (213,653)      2,873
                                                                ---------   ---------
Net Gain (Loss) on Investments                                   (125,313)     39,818
                                                                ---------   ---------
Net Increase (Decrease) in Net Assets Resulting from Operations ($128,294)  $  38,048
                                                                =========   =========

18                    See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2000 (Unaudited)

                                                      (In Thousands)

                                                                       Strong U.S.
                                                           Strong       Emerging
                                                          Small Cap      Growth
                                                          Value Fund      Fund
                                                          ----------   -----------
Income:
  Dividends (net of foreign withholding taxes
   of $9 and $0, respectively)                            $      179   $         7
  Interest                                                       518            57
                                                          ----------   -----------
  Total Income                                                   697            64

Expenses:
  Investment Advisory Fees                                       418           256
  Administrative Fees                                            105            65
  Custodian Fees                                                  19            17
  Shareholder Servicing Costs                                    120            84
  Other                                                           63            48
                                                          ----------   -----------
  Total Expenses                                                 725           470
                                                          ----------   -----------
Net Investment Loss                                              (28)         (406)
Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
   Investments                                                 4,076        (2,886)
   Options                                                      (584)           27
                                                          ----------   -----------
   Net Realized Gain (Loss)                                    3,492        (2,859)
Net Change in Unrealized Appreciation/Depreciation on:
   Investments                                                 7,124        15,522
   Options                                                      (285)           --
                                                          ----------   -----------
  Net Change in Unrealized Appreciation/Depreciation           6,839        15,522
                                                          ----------   -----------
Net Gain on Investments                                       10,331        12,663
                                                          ----------   -----------
Net Increase in Net Assets Resulting from Operations      $   10,303   $    12,257
                                                          ==========   ===========

                      See Notes to Financial Statements.                      19

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               (In Thousands)

                                                             Strong Enterprise Fund                    Strong Growth 20 Fund
                                                        -------------------------------          --------------------------------
                                                        Six Months Ended   Year Ended            Six Months Ended    Year Ended
                                                         June 30, 2000    Dec. 31, 1999           June 30, 2000     Dec. 31, 1999
                                                        --------------    -------------          ---------------    -------------
                                                          (Unaudited)                               (Unaudited)

Operations:
  Net Investment Loss                                     ($  2,981)       ($  1,236)              ($  1,770)        ($  1,258)
  Net Realized Gain                                          88,340           17,550                  36,945            24,925
  Net Change in Unrealized Appreciation/Depreciation       (213,653)         190,333                   2,873           172,729
                                                          ---------        ---------               ---------         ---------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                        (128,294)         206,647                  38,048           196,396

Distributions From Net Realized Gains - Investor Class           --           (8,611)                     --           (15,912)

Capital Share Transactions (Note 4):
  Net Increase in Net Assets from
    Capital Share Transactions                              479,407          361,482                 207,152           214,756
                                                          ---------        ---------               ---------         ---------
Total Increase In Net Assets                                351,113          559,518                 245,200           395,240

Net Assets:
  Beginning of Period                                       570,662           11,144                 466,445            71,205
                                                          ---------        ---------               ---------         ---------
  End of Period                                           $ 921,775        $ 570,662               $ 711,645         $ 466,445
                                                          =========        =========               =========         =========

                                                           Strong Small Cap Value Fund          Strong U.S. Emerging Growth Fund
                                                        --------------------------------        --------------------------------
                                                        Six Months Ended    Year Ended           Six Months Ended   Year Ended
                                                          June 30, 2000    Dec. 31, 1999          June 30, 2000   Dec. 31, 1999
                                                        ----------------   -------------         ---------------  -------------
                                                           (Unaudited)                            (Unaudited)

Operations:
  Net Investment Loss                                     ($     28)       ($    271)              ($    406)        ($    205)
  Net Realized Gain (Loss)                                    3,492             (189)                 (2,859)            2,953
  Net Change in Unrealized Appreciation/Depreciation          6,839            8,095                  15,522            10,139
                                                          ---------        ---------               ---------         ---------
  Net Increase in Net Assets Resulting from Operations       10,303            7,635                  12,257            12,887

Distributions From Net Realized Gains                            --               --                      --              (489)

Capital Share Transactions (Note 4):
  Net Increase in Net Assets from Capital
    Share Transactions                                       84,122           13,460                  45,847            23,833
                                                          ---------        ---------               ---------         ---------
Total Increase in Net Assets                                 94,425           21,095                  58,104            36,231

Net Assets:
  Beginning of Period                                        45,233           24,138                  36,231                --
                                                          ---------        ---------               ---------         ---------
  End of Period                                           $ 139,658        $  45,233               $  94,335         $  36,231
                                                          =========        =========               =========         =========

20                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

 1.  Organization

     The accompanying financial statements represent the Strong Aggressive Growth Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:
     - Strong Enterprise Fund
     - Strong Growth 20 Fund
     - Strong Small Cap Value Fund
     - Strong U.S. Emerging Growth Fund

     Each of the above funds is a series of Strong Equity Funds, Inc., a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. (Strong Growth 20 Fund is non-diversified.)

     Effective February 25, 2000, the Strong Enterprise Fund and Strong Growth 20 Fund have issued two classes of shares: Investor Class and Advisor Class. The Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

 2.  Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost,which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any,associated with the disposition of restricted securities. The Funds held no restricted securities at June 30, 2000.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Each Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded

--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

          as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Funds may be designated as collateral on written options.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   Related Party Transactions
     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets of the respective fund:

                                                                                       Administrative Fees -  Administrative Fees -
                                             Advisory Fees          Advisory Fees          Investor Class         Advisor Class
                                         Jan. 1-Feb. 24, 2000   Feb. 25-June 30, 2000  Feb. 25-June 30, 2000  Feb. 25-June 30, 2000
                                         --------------------   ---------------------  ---------------------  ---------------------
Strong Enterprise Fund                          1.00%                  0.75%                  0.25%                  0.25%
Strong Growth 20 Fund                           1.00%                  0.75%                  0.25%                  0.25%
Strong Small Cap Value Fund                     1.00%                  0.75%                  0.25%                  *
Strong U.S. Emerging Growth Fund                1.00%                  0.75%                  0.25%                  *

*The Strong Small Cap Value Fund and Strong U.S. Emerging Growth Fund do not offer Advisor Class Shares.

Based on the terms of the Advisory Agreements, advisory fees, administrative fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

The Strong Enterprise Fund and Strong Growth 20 Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares.

     Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. During the period February 25, 2000 to June 30, 2000, the Strong Enterprise Fund and the Strong Growth 20 Fund incurred 12b-1 fees of $11 and $29, respectively.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     Certain information regarding related party transactions for the six months ended June 30, 2000, is as follows:

                                                                Shareholder
                                              Payable to       Servicing and                       Unaffiliated
                                              Advisor at      Other Expenses    Transfer Agency     Directors'
                                             June 30, 2000    Paid to Advisor   Banking Charges        Fees
                                             -------------    ---------------   ---------------    ------------
     Strong Enterprise Fund                     $118,547         $942,946          $ 31,325           $9,420
     Strong Growth 20 Fund                        99,519          578,775            14,768            7,773
     Strong Small Cap Value Fund                  28,568          120,241             2,260            1,283
     Strong U.S. Emerging Growth Fund             18,463           84,360             2,045            1,157

     The Advisor owns 100% and 33% of the outstanding Advisor Class Shares of the Strong Enterprise Fund and Strong Growth 20 Fund, respectively.

4.   Capital Share Transactions

                                                             Strong Enterprise Fund                   Strong Growth 20 Fund
                                                        ------------------------------------    ----------------------------------
                                                        Six Months Ended        Year Ended       Six Months Ended     Year Ended
                                                         June 30, 2000         Dec. 31, 1999      June 30, 2000      Dec. 31, 1999
                                                        ----------------      --------------    -----------------    -------------
                                                          (Unaudited)                              (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:
INVESTOR CLASS
  Proceeds from Shares Sold                               $ 964,567,926         $ 514,394,986      $ 406,805,887     $ 300,227,116
  Proceeds from Reinvestment of Distributions                        --             8,328,382                 --        15,379,135
  Payment for Shares Redeemed                              (485,176,085)         (161,240,593)      (199,699,336)     (100,849,384)
                                                          -------------         -------------      -------------     -------------
  Net Increase in Net Assets from Capital Share
    Transactions                                            479,391,841           361,482,775        207,106,551       214,756,867
ADVISOR CLASS
  Proceeds from Shares Sold                                      15,060                    --             45,941                --
  Proceeds from Reinvestment of Distributions                        --                    --                 --                --
  Payment for Shares Redeemed                                       (29)                   --                 --                --
                                                          -------------         -------------      -------------     -------------
  Net Increase in Net Assets from Capital Share
    Transactions                                                 15,031                    --             45,941                --
                                                          -------------         -------------      -------------     -------------
Net Increase in Net Assets from
  Capital Share Transactions                              $ 479,406,872         $ 361,482,775      $ 207,152,492     $ 214,756,867
                                                          =============         =============      =============     =============
Transactions in Shares of Each Class of
  the Funds Were as Follows:
INVESTOR CLASS
  Sold                                                       21,168,519            18,671,096         12,090,238        15,079,299
  Issued in Reinvestment of Distributions                            --               216,115                 --           584,534
  Redeemed                                                  (11,512,747)           (5,806,590)        (6,094,065)       (5,046,720)
                                                          -------------         -------------      -------------     -------------
  Net Increase in Shares                                      9,655,772            13,080,621          5,996,173        10,617,113
ADVISOR CLASS
  Sold                                                              293                    --              1,241                --
  Issued in Reinvestment of Distributions                            --                    --                 --                --
  Redeemed                                                           (1)                   --                 --                --
                                                          -------------         -------------      -------------     -------------
  Net Increase in Shares                                            292                    --              1,241                --
                                                          -------------         -------------      -------------     -------------
Net Increase in Shares of the Fund                            9,656,064            13,080,621          5,997,414        10,617,113
                                                          =============         =============      =============     =============

--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

                                                            Strong Small Cap Value Fund          Strong U.S. Emerging Growth Fund
                                                        ------------------------------------    ----------------------------------
                                                        Six Months Ended        Year Ended       Six Months Ended     Year Ended
                                                         June 30, 2000         Dec. 31, 1999      June 30, 2000      Dec. 31, 1999
                                                        ----------------      --------------    -----------------    -------------
                                                          (Unaudited)                              (Unaudited)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                               $ 125,798,280         $  42,854,646      $  77,142,330     $  35,396,458
  Proceeds from Reinvestment of Distributions                        --                    --                 --           479,211
  Payment for Shares Redeemed                               (41,676,124)          (29,394,402)       (31,295,634)      (12,043,220)
                                                          -------------         -------------      -------------     -------------
  Net Increase in Net Assets from
   Capital Share Transactions                             $  84,122,156         $  13,460,244      $  45,846,696     $  23,832,449
                                                          =============         =============      =============     =============
Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                                        8,154,772             3,682,143          3,385,539         2,765,068
  Issued in Reinvestment of Distributions                            --                    --                 --            24,868
  Redeemed                                                   (2,676,908)           (2,628,782)        (1,450,766)         (940,580)
                                                          -------------         -------------      -------------     -------------
  Net Increase in Shares of the Fund                          5,477,864             1,053,361          1,934,773         1,849,356
                                                          =============         =============      =============     =============

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At June 30, 2000, there were no borrowings by the Funds outstanding under the LOC.

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than government securities, for the six months ended June 30, 2000, were as follows:

                                          Purchases              Sales
                                       --------------        --------------
     Strong Enterprise Fund            $1,959,668,323        $1,536,783,460
     Strong Growth 20 Fund              1,676,942,332         1,500,879,125
     Strong Small Cap Value Fund           94,448,037            29,565,065
     Strong U.S. Emerging Growth Fund     117,840,638            72,157,333

     There were no purchases or sales of long-term government securities for the six months ended June 30, 2000.

 7.  Income Tax Information

     At June 30, 2000, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2006) for federal income tax purposes were as follows:

                                                            at June 30, 2000                             at December 31, 1999
                                       -------------------------------------------------------------     --------------------
                                        Federal Tax    Unrealized     Unrealized    Net Appreciation/      Net Capital Loss
                                           Cost       Appreciation   Depreciation    (Depreciation)          Carryovers
                                       ------------   ------------   ------------   ----------------     -------------------
     Strong Enterprise Fund            $981,135,965   $ 55,207,050   $150,709,692    ($ 95,502,642)           $     --
     Strong Growth 20 Fund              519,201,257    188,291,111      5,735,326      182,555,785                  --
     Strong Small Cap Value Fund        127,024,749     22,230,289      9,747,853       12,482,436              54,321
     Strong U.S. Emerging Growth Fund    71,956,654     26,114,197      1,942,279       24,171,918                  --

8.   Investments in Affiliates

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended June 30, 2000 is as follows:

                                     Balance of                                 Balance of              Dividend/Interest
                                       Shares           Gross     Gross Sales     Shares      Value          Income        Realized
                                        Held          Purchases       and          Held      June 30,    Jan. 1-June 30,     Gain
                                    Jan. 1, 2000   and Additions  Reductions  June 30, 2000    2000           2000         on Sale
                                    ------------   -------------  ----------  -------------  -------    -----------------  -------
     Strong Small Cap Value Fund
     ---------------------------
     Barbeques Galore, Ltd.           263,000          97,000      (15,500)      344,500   $3,100,500        --            $34,086
     Matrix Service Company           228,500         262,500           --       491,000    2,270,875        --                 --

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
STRONG ENTERPRISE FUND - INVESTOR CLASS
-------------------------------------------------------------------------------

                                                                           Period Ended
                                                              ------------------------------------------
                                                               June 30,       Dec. 31,      Dec. 31,
Selected Per-Share Data/(a)/                                   2000/(b)/        1999        1998/(c)/
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $  41.24    $     14.74     $  10.00
Income From Investment Operations:
     Net Investment Loss                                         (0.13)         (0.09)       (0.01)
     Net Realized and Unrealized Gains (Losses) on Investments   (1.87)         27.43         4.75
--------------------------------------------------------------------------------------------------------
     Total from Investment Operations                            (2.00)         27.34         4.74
Less Distributions:
     From Net Realized Gains                                        --          (0.84)       (0.00)/(d)/
--------------------------------------------------------------------------------------------------------
     Total Distributions                                            --          (0.84)       (0.00)/(d)/
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $  39.24    $     41.24     $  14.74
========================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------
     Total Return                                                 -4.9%        +187.8%       +47.4%
     Net Assets, End of Period (In Millions)                  $    922     $      571     $     11
     Ratio of Expenses to Average Net Assets                       1.3%*          1.4%         2.0%*
     Ratio of Net Investment Loss to Average Net Assets           (0.7%)*        (1.0%)       (0.9%)*
     Portfolio Turnover Rate/(e)/                                190.1%         178.1%        95.7%

STRONG ENTERPRISE FUND - ADVISOR CLASS
-----------------------------------------------------------------------------------
                                                                     Period Ended
                                                                     --------------
                                                                        June 30,
Selected Per-Share Data/(a)/                                             2000/(f)/
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $51.32
Income From Investment Operations:
     Net Investment Loss                                                  (0.12)
     Net Realized and Unrealized Losses on Investments                   (11.99)
-----------------------------------------------------------------------------------
     Total from Investment Operations                                    (12.11)
Less Distributions:
     From Net Investment Income                                              --
-----------------------------------------------------------------------------------
     Total Distributions                                                     --
-----------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $39.21
===================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------
     Total Return                                                         -23.6%
     Net Assets, End of Period (In Millions)                                 $0/(g)/
     Ratio of Expenses to Average Net Assets                                1.5%*
     Ratio of Net Investment Loss to Average Net Assets                    (0.8%)
     Portfolio Turnover Rate/(e)/                                         190.1%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2000 (unaudited).
(c)  For the period from September 30, 1998 (inception) to December 31, 1998.
(d)  Amount calculated is less than $0.01.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) For the period from February 25, 2000 (Commencement of Class) to June 30, 2000 (unaudited) (Note 1).
(g)  Amount is less than $500,000.

                      See Notes to Financial Statements.                      25

--------------------------------------------------------------------------------
STRONG GROWTH 20 FUND - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                  Period Ended
                                                              -----------------------------------------------------
                                                               June 30,       Dec. 31,      Dec. 31,      Dec. 31
Selected Per-Share Data/(a)/                                   2000/(b)/        1999          1998        1997/(c)/
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $  30.63    $     15.44     $  11.31         $ 10.00
Income From Investment Operations:
     Net Investment Loss                                         (0.08)         (0.08)       (0.08)          (0.01)
     Net Realized and Unrealized Gains on Investments             2.98          16.60         4.21            1.40
-------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                             2.90          16.52         4.13            1.39
Less Distributions:
     In Excess of Net Investment Income                             --             --        (0.00)/(d)/     (0.08)
     From Net Realized Gains                                        --          (1.33)          --              --
--------------------------------------------------------------------------------------------------------------------
     Total Distributions                                            --          (1.33)       (0.00)/(d)/     (0.08)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $  33.53    $     30.63     $  15.44         $ 11.31
====================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------
     Total Return                                                 +9.5%        +109.5%       +36.5%          +13.9%
     Net Assets, End of Period (In Millions)                  $    712    $       466     $     71         $    60
     Ratio of Expenses to Average Net Assets                       1.3%*          1.4%         1.5%            1.4%*
     Ratio of Net Investment Loss to Average Net Assets           (0.5%)*        (0.6%)       (0.6%)          (0.3%)*
     Portfolio Turnover Rate/(e)/                                 261.2%        432.3%       541.2%          250.1%

STRONG GROWTH 20 FUND - ADVISOR CLASS
-------------------------------------------------------------------------------

                                                                      Period Ended
                                                                     --------------
                                                                        June 30,
Selected Per-Share Data/(a)/                                             2000/(f)/
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $36.61
Income From Investment Operations:
     Net Investment Loss                                                  (0.07)
     Net Realized and Unrealized Losses on Investments                    (3.05)
-----------------------------------------------------------------------------------
     Total from Investment Operations                                     (3.12)
Less Distributions:
     From Net Investment Income                                              --
-----------------------------------------------------------------------------------
     Total Distributions                                                     --
-----------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $33.49
===================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------
     Total Return                                                          -8.5%
     Net Assets, End of Period (In Millions)                                 $0/(g)/
     Ratio of Expenses to Average Net Assets                                1.6%*
     Ratio of Net Investment Loss to Average Net Assets                    (0.8%)*
     Portfolio Turnover Rate/(e)/                                         261.2%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2000 (unaudited).
(c)  For the period from June 30, 1997 (inception) to December 31, 1997.
(d)  Amount calculated is less than $0.01.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) For the period from February 25, 2000 (Commencement of Class) to June 30, 2000 (unaudited) (Note 1).
(g)  Amount is less than $500,000.

26                     See Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------------------------------------------------------
STRONG SMALL CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                                          Period Ended
                                                                             ------------------------------------------
                                                                               June 30,          Dec 31,       Dec 31,
Selected Per-Share Data/(a)/                                                    2000/(b)/         1999          1998
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                            $13.59          $  10.61      $ 10.00
Income From Investment Operations:
    Net Investment Income (Loss)                                                  0.00/(c)/        (0.08)       (0.07)
    Net Realized and Unrealized Gains on Investments                              2.27              3.06         0.68
-----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                              2.27              2.98         0.61
Less Distributions:
    From Net Investment Income                                                     --                --           --
----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                            --                --           --
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                  $15.86          $  13.59        10.61
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
    Total Return                                                                 +16.7%            +28.1%        +6.1%
    Net Assets, End of Period (In Millions)                                       $140              $ 45         $ 24
    Ratio of Expenses to Average Net Assets                                        1.4%*             1.7%         1.9%
    Ratio of Net Investment Loss to Average Net Assets                            (0.1%)*           (1.0%)       (1.0%)
    Portfolio Turnover Rate                                                       33.9%             95.5%       121.5%

STRONG U.S. EMERGING GROWTH FUND
-----------------------------------------------------------------------------------------------------
                                                                                     Period Ended
                                                                                 --------------------
                                                                                 June 30,    Dec. 31,
Selected Per-Share Data/(a)/                                                     2000/(b)/     1999
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                             $19.59       $10.00
Income From Investment Operations:
    Net Investment Loss                                                           (0.11)       (0.11)
    Net Realized and Unrealized Gains on Investments                               5.45         9.99
-----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                               5.34         9.88
Less Distributions:
    From Net Realized Gains                                                          --        (0.29)
-----------------------------------------------------------------------------------------------------
    Total Distributions                                                              --        (0.29)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                   $24.93       $19.59
=====================================================================================================

Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------
    Total Return                                                                  +27.3%       +98.9%
    Net Assets, End of Period (In Millions)                                      $   94       $   36
    Ratio of Expenses to Average Net Assets without Waivers and Absorptions         1.5%*        1.9%
    Ratio of Expenses to Average Net Assets                                         1.5%*        1.8%
    Ratio of Net Investment Loss to Average Net Assets                             (1.3%)*      (1.5%)
    Portfolio Turnover Rate                                                       114.6%       281.1%


  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2000 (unaudited).
(c) Amount calculated is less than $0.01.

                      See Notes to Financial Statements.                      27

NOTES
--------------------------------------------------------------------------------

                                   Directors

                               Richard S. Strong
                                Willie D. Davis
                                Stanley Kritzik
                                 Neal Malicky
                               Marvin E. Nevins
                                William F. Vogt


                                   Officers

                   Richard S. Strong, Chairman of the Board
             Stephen J. Shenkenberg, Vice President and Secretary
                    Elizabeth N. Cohernour, Vice President
                      Cathleen A. Ebacher, Vice President
                      Dennis A. Wallestad, Vice Presiden
                       Thomas M. Zoeller, Vice President
                           John W. Widmer, Treasurer
                     Rhonda K. Haight, Assistant Treasurer


                              Investment Advisor

                        Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                                  Distributor

                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                                   Custodian

                               Firstar Bank, N.A.
                     P.O. Box 701, Milwaukee, Wisconsin 53201


                  Transfer Agent and Dividend-Disbursing Agent

                        Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                            Independent Accountants

                          PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202


                                 Legal Counsel

                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

         For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-1030, or write to us at the address listed below, to request
         (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials. Strong Investments, Inc. RT5826-0800





         To order a free prospectus kit, call
         1-800-368-1030


         To learn more about our funds, discuss an existing account, or conduct a transaction, call
         1-800-368-3863

         If you are a Financial Professional, call
         1-800-368-1683

         Visit our web site at
         www.eStrong.com


[LOGO]   STRONG INVESTMENTS
         P.O. Box 2936
         Milwaukee, Wisconsin 53201